Income taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Current taxes expense -
Current period	$ (87,431)	$ (76,630)	$ (45,561)
Adjustment for prior period	263	18	626
Current taxes expense, total	(87,168)	(76,612)	(44,935)
Deferred taxes expenses -
Origination and reversal of temporary differences	(10,506)	(20,393)	4,759
Total income tax	$ (97,674)	$ (97,005)	$ (40,176)